                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated August 1, 1998, (98-8), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 16, 1998 to December 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of December, 1998.

                                              GREEN TREE FINANCIAL CORP.




                                              BY: /s/Phyllis A. Knight
                                                  --------------------
                                                  Phyllis A. Knight
                                                  Senior Vice President and
                                                  Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.28%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-8
                             CLASS A-1 CERTIFICATES
                                 MONTHLY REPORT
                                    Dec-1998

                                                       CUSIP NO. 393505-N99
                                                       TRUST ACCOUNT  #3337092-0
                                                       REMITTANCE DATE 01/04/99

                                                                                          Total $           Per $1,000
                                                                                          Amount             Original
                                                                                     ----------------    ----------------
A.  (1a) Amount available( including Monthly Servicing Fee)                             22,156,676.42
                                                                                     ----------------

     (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
         Deficiency Amount (if any) withdrawn for prior Remittance Date                          0.00
                                                                                     ----------------

     (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
         Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
         Remittance Date                                                                22,156,676.42
                                                                                     ----------------

2.   Interest
         a. Class A-1 Remittance Rate (6.28%)                                                   6.28%
                                                                                     ----------------
         b. Class A-1 Interest                                                           5,522,475.00          4.88444444
                                                                                     ----------------    ----------------

     (3) Amount applied to:
         a. Unpaid Class A-1 Interest Shortfall                                                  0.00                   0
                                                                                     ----------------    ----------------

     (4) Remaining:
         a. Unpaid Class A-1 Interest Shortfall                                                  0.00                   0
                                                                                     ----------------    ----------------

B.   Principal
     (5) Formula Principal Distribution Amount                                          14,812,563.80                 N/A
                                                                                     ----------------    ----------------
         a. Scheduled Principal                                                          2,191,094.41                 N/A
                                                                                     ----------------    ----------------
         b. Principal Prepayments                                                        9,477,933.27                 N/A
                                                                                     ----------------    ----------------
         c. Liquidated Contracts                                                                 0.00                 N/A
                                                                                     ----------------    ----------------
         d. Repurchases                                                                          0.00                 N/A
                                                                                     ----------------    ----------------
         e. Current Month Advanced Principal                                             3,143,536.12                 N/A
                                                                                     ----------------    ----------------
         f. Prior Month Advanced Principal                                                       0.00                 N/A
                                                                                     ----------------    ----------------

    (6)  Pool Scheduled Principal Balance                                            1,338,330,972.32
                                                                                     ----------------

    (7)  Adjusted Pool Principal Balance                                             1,335,187,436.20        989.02773052
                                                                                     ----------------    ----------------
    (8)  Pool Factor                                                                       0.98902773
                                                                                     ----------------

    (10) Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                               0.00
                                                                                     ----------------

    (11) Class A-1 Percentage for such Remittance Date                                         92.00%
                                                                                     ----------------

    (12) Class A-1 Percentage for the following Remittance Date                                91.91%
                                                                                     ----------------

    (13) Class A-1 Principal distribution                                               14,812,563.80         13.10121729
                                                                                     ----------------    ----------------

    (14) Class A-1 Principal Balance                                                 1,115,812,436.20
                                                                                     ----------------
   (14a) Class A-1 Pool Factor                                                             0.98689878        986.89878271
                                                                                     ----------------    ----------------
    (15) Unpaid Class A-1 Principal Shortfall
          (if any)following current Remittance Date                                              0.00
                                                                                     ----------------

C.   Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date
         (16)  31-59 days                                                                1,660,767.15                  37
                                                                                     ----------------    ----------------
         (17)  60 days or more                                                             577,987.87                  15
                                                                                     ----------------    ----------------
         (18)  Current Month Repossessions                                                        0.0                   0
                                                                                     ----------------    ----------------
         (19)  Repossession Inventory                                                            0.00                   0
                                                                                     ----------------    ----------------
         (20)  Weighted Average Contract Rate                                                 9.12695
                                                                                     ----------------

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.28%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-8
                             CLASS A-1 CERTIFICATES
                                 MONTHLY REPORT
                                    Dec-1998
                                     PAGE 2

                                                       CUSIP NO. 393505-N99
                                                       TRUST ACCOUNT  #3337092-0
                                                       REMITTANCE DATE 01/04/99

Class M-1 Distribution Test and Class M2 Distribution test, Class B-1 Distribution test (applicable on and after the Remittance Date occurring in January 2003)

(21) Average Sixty - Day Delinquency Ratio Test

         (a) Sixty - Day Delinquency Ratio for current Remittance Date                           0.04 %
                                                                                     ----------------

         (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 4.0%)                                                                0.04 %
                                                                                     ----------------

(22)  Average Thirty - Day Delinquency Ratio  Test

         (a) Thirty - Day Delinquency Ratio for current Remittance Date                          0.17 %
                                                                                     ----------------

         (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             to be satisfied may not exceed 6.0%)                                                0.17 %
                                                                                     ----------------

(23)  Cumulative Realized Losses Test

         (a) Cumulative Realized Losses for current Remittance Date
             (as a percentage of Cut-off Date Pool Principal Balance;
             to be satisfied may not exceed 5.5% from January 1, 2003 to
             December 31, 2003,  6.5%  from January 1, 2004 to December 31,                      0.00 %
             2004, 8.5% from January 1, 2005 to December 31, 2005 and 9.5%           ----------------
             thereafter)

(24)  Current Realized Losses Test

         (a) Current Realized Losses for current Remittance Date                                 0.00 %
                                                                                     ----------------

         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
             preceding Remittance and for current Remittance Date;
             to be satisfied, may not exceed 2.5%)                                               0.00 %
                                                                                     ----------------

(25)  Class M-1 Principal Balance Test

         (a) The sum of Class M-1 Principal Balance and Class B Principal Balance
             (before distributions on current Remittance Date)  divided by
             Pool Scheduled Principal Balance as of preceding Remittance Date
             (must equal or exceed 24.375%)                                                     16.25 %
                                                                                     ----------------

(26)  Class B Principal Balance Test

         (a) Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date greater than $27,000,000.00   108,000,000.00
                                                                                     ----------------

         (b) Class B Principal Balance (before any distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 12.00%.                 8.00 %
                                                                                     ----------------

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.98%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-8
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                    Dec-1998
                                     Page 3

                                                       CUSIP NO. #393505 P22
                                                       TRUST ACCOUNT  #3337092-0
                                                       REMITTANCE DATE 01/04/99

                                                                                         Total $            Per $1,000
                                                                                         Amount              Original
                                                                                     ----------------    ----------------
CLASS M-1 CERTIFICATES
--------------------------------------
(27) Amount available( including Monthly Servicing Fee)                                  1,821,637.62
                                                                                     ----------------

A.   Interest
     (28)  Aggregate interest

         (a) Class M-1 Remittance Rate 6.98%, unless
         Weighted Average Contract Rate is below 6.98%)                                         6.98%
                                                                                     ----------------

         (b) Class M-1 Interest                                                            384,772.50          5.42888889
                                                                                     ----------------    ----------------

     (29)  Amount applied to Class M-1 Interest Deficiency Amount                                0.00
                                                                                     ----------------

     (30)  Remaining unpaid Class M-1 Interest Deficiency Amount                                 0.00
                                                                                     ----------------


     (31)  Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                                                  0.00                   0
                                                                                     ----------------    ----------------

     (32)  Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                                  0.00                   0
                                                                                     ----------------    ----------------

B.   Principal
     (33)  Formula Principal Distribution Amount                                                 0.00                 N/A
                                                                                     ----------------    ----------------
         a. Scheduled Principal                                                                  0.00                 N/A
                                                                                     ----------------    ----------------
         b. Principal Prepayments                                                                0.00                 N/A
                                                                                     ----------------    ----------------
         c. Liquidated Contracts                                                                 0.00                 N/A
                                                                                     ----------------    ----------------
         d. Repurchases                                                                          0.00                 N/A
                                                                                     ----------------    ----------------

    (34) Class M-1 Principal Balance                                                    70,875,000.00       1000.00000000
                                                                                     ----------------    ----------------

   (35a) Class M-1 Pool Factor                                                             1.00000000
                                                                                     ----------------

    (36) Class M-1 Percentage for such Remittance Date                                          0.00%
                                                                                     ----------------


    (37) Class M-1 Principal Distribution:
         a. Class M-1 (current)                                                                  0.00          0.00000000
                                                                                     ----------------    ----------------
                b. Unpaid Class M-1 Principal Shortfall
                    (if any) following prior Remittance Date                                     0.00
                                                                                     ----------------

    (38) Unpaid Class M-1 Principal Shortfall
              (if any) following current Remittance Date                                         0.00
                                                                                     ----------------

    (39) Class M-1 Percentage for the following Remittance Date                                 0.00%
                                                                                     ----------------

PLEASE CONTACT BONDHOLDER SERVICES DEPARTMENT OF U.S. BANK NATIONAL ASSOCIATION, 1-800-934-6802 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.08%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-8
                              CLASS M2 CERTIFICATES
                                 MONTHLY REPORT
                                    Dec-1998
                                     Page 4

                                                       CUSIP NO. #393505 P30
                                                       TRUST ACCOUNT  #3337092-0
                                                       REMITTANCE DATE 01/04/99

                                                                                          Total $          Per $1,000
                                                                                          Amount            Original
                                                                                     ----------------    ----------------
CLASS M-2 CERTIFICATES
--------------------------------------
(40) Amount available( including Monthly Servicing Fee)                                  1,436,865.12
                                                                                     ----------------

A.   Interest
     (41)  Aggregate interest

         (a) Class M-2 Remittance Rate 7.08%, unless
         Weighted Average Contract Rate is below 7.08%)                                         7.08%
                                                                                     ----------------

         (b) Class M-2 Interest                                                            223,020.00          5.50666667
                                                                                     ----------------    ----------------

     (42)  Amount applied to Class M-2 Interest Deficiency Amount                                0.00
                                                                                     ----------------

     (43)  Remaining unpaid Class M-2 Interest Deficiency Amount                                 0.00
                                                                                     ----------------


     (44)  Amount applied to:
         a. Unpaid Class M-2 Interest Shortfall                                                  0.00                   0
                                                                                     ----------------    ----------------

     (45)  Remaining:
         a. Unpaid Class M-2 Interest Shortfall                                                  0.00                   0
                                                                                     ----------------    ----------------

B.   Principal
     (46)  Formula Principal Distribution Amount                                                 0.00                 N/A
                                                                                     ----------------    ----------------
         a. Scheduled Principal                                                                  0.00                 N/A
                                                                                     ----------------    ----------------
         b. Principal Prepayments                                                                0.00                 N/A
                                                                                     ----------------    ----------------
         c. Liquidated Contracts                                                                 0.00                 N/A
                                                                                     ----------------    ----------------
         d. Repurchases                                                                          0.00                 N/A
                                                                                     ----------------    ----------------


    (47)  Class M-2 Principal Balance                                                   40,500,000.00       1000.00000000
                                                                                     ----------------    ----------------

   (48a)  Class M-2 Pool Factor                                                            1.00000000
                                                                                     ----------------


    (49)  Class M-2 Percentage for such Remittance Date                                         0.00%
                                                                                     ----------------


    (50)  Class M-2  Principal Distribution:
         a. Class M-2 (current)                                                                  0.00          0.00000000
                                                                                     ----------------    ----------------
                b. Unpaid Class M-2 Principal Shortfall
                    (if any) following prior Remittance Date                                     0.00
                                                                                     ----------------

    (51)  Unpaid Class M-2 Principal Shortfall
              (if any) following current Remittance Date                                         0.00
                                                                                     ----------------

    (52)  Class M-2 Percentage for the following Remittance Date                                0.00%
                                                                                     ----------------

PLEASE CONTACT BONDHOLDER SERVICES DEPARTMENT OF U.S. BANK NATIONAL ASSOCIATION, 1-800-934-6802 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.69% 8.50%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-8
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                    Dec-1998

                                                      CUSIP NO. # 393505-P48 P55
                                                       TRUST ACCOUNT  #3337092-0
                                                        REMITTANCE DATE 01/04/99

CLASS BI CERTIFICATES
--------------------------------------
                                                                                         Total $            Per $1,000
                                                                                         Amount              Original
                                                                                     ----------------    ----------------
         (1) Amount Available less the Class A
             Distribution Amount and Class M-1 Distribution
             Amount (including Monthly Servicing Fee)                                    1,213,845.12
                                                                                     ----------------

         (2) Class B-1 Remittance Rate (7.69%
             unless Weighted Average Contract Rate
             is below 7.69%)                                                                    7.69%
                                                                                     ----------------

         (3) Aggregate Class B1 Interest                                                   282,607.50          5.98111111
                                                                                     ----------------    ----------------

         (4) Amount applied to Unpaid
             Class B1 Interest Shortfall                                                         0.00                0.00
                                                                                     ----------------    ----------------

         (5) Remaining Unpaid Class B1
             Interest Shortfall                                                                  0.00                0.00
                                                                                     ----------------    ----------------

         (6) Amount applied to Class B-1
             Interest Deficiency Amount                                                          0.00
                                                                                     ----------------

         (7) Remaining Unpaid Class B-1
             Interest Deficiency Amount                                                          0.00
                                                                                     ----------------

         (8) Unpaid Class B-1 Principal Shortfall
             (if any) following prior Remittance Date                                            0.00
                                                                                     ----------------

         (8a) Class B Percentage for such Remittance Date                                        0.00
                                                                                     ----------------

         (9) Current Principal (Class B Percentage of Formula Principal
             Distribution Amount)                                                                0.00          0.00000000
                                                                                     ----------------    ----------------

         (10a) Class B1 Principal Shortfall                                                      0.00
                                                                                     ----------------

         (10b) Unpaid Class B1 Principal Shortfall                                               0.00
                                                                                     ----------------

         (11) Class B Principal Balance                                                108,000,000.00
                                                                                     ----------------

         (12) Class B1 Principal Balance                                                47,250,000.00
                                                                                     ----------------
         (12a) Class B1 Pool Factor                                                        1.00000000
                                                                                     ----------------


PLEASE CONTACT BONDHOLDER SERVICES DEPARTMENT OF U.S. BANK NATIONAL ASSOCIATION, 1-800-934-6802 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.69% 8.50%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-8
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                    Dec-1998
                                     PAGE 2

                                                      CUSIP NO. # 393505-P48 P55
                                                        TRUST ACCOUNT #3337092-0
                                                        REMITTANCE DATE 01/04/99

                                                                                         Total $            Per $1,000
CLASS B2 CERTIFICATES                                                                    Amount              Original
--------------------------------------                                               ----------------    ----------------
         (13) Remaining Amount Available                                                   931,237.62
                                                                                     ----------------

         (14) Class B-2 Remittance Rate ( 8.50%
              unless Weighted Average Contract
              Rate is less than 8.50%)                                                          8.50%
                                                                                     ----------------

         (15) Aggregate Class B2 Interest                                                  401,625.00          6.61111111
                                                                                     ----------------    ----------------

         (16) Amount applied to Unpaid
              Class B2 Interest Shortfall                                                        0.00                0.00
                                                                                     ----------------    ----------------

         (17) Remaining Unpaid Class B2
              Interest Shortfall                                                                 0.00                0.00
                                                                                     ----------------    ----------------

         (18) Unpaid Class B2 Principal Shortfall
              (if any) following prior Remittance Date                                           0.00
                                                                                     ----------------

         (19) Class B2 Principal Liquidation Loss Amount                                         0.00
                                                                                     ----------------

         (20) Class B2 Principal (zero until class B1
              paid down: thereafter, Class B Percentage
              of formula Principal Distribution Amount)                                          0.00          0.00000000
                                                                                     ----------------    ----------------

         (21) Guarantee Payment                                                                  0.00
                                                                                     ----------------

         (22) Class B2 Principal Balance                                                60,750,000.00
                                                                                     ----------------
         (22a) Class B2 Pool Factor                                                        1.00000000
                                                                                     ----------------
Class B-3I Certificates
--------------------------------------

         (23) Monthly Servicing Fee (deducted from
              Certificate Account balance to arrive at
              Amount Available if the Company or Green Tree
              Financial Servicing Corporation is not the Servicer;
              deducted from funds remaining after payment of Class A
              Distribution Amount, Class M-1 Distribution Amount,
              Class B-1 Distribution Amount and Class B-2  Distribution
              Amount, if the Company or Green Tree Financial Servicing Corp.               529,612.62
              is the Servicer)                                                       ----------------

         (24) Class B-3I Formula Distribution Amount (all Excess                                 0.00
                  Interest plus Unpaid Class B-3I Shortfall)                         ----------------

         (25) Class B-31 Distribution Amount (remaining Amount Available)                        0.00
                                                                                     ----------------

         (26) Class B-3I Shortfall (27-28)                                                       0.00
                                                                                     ----------------

         (27) Unpaid Class B-3I Shortfall                                                        0.00
                                                                                     ----------------

         (28) Class M-1 Interest Deficiency on such Remittance Date                              0.00
                                                                                     ----------------

         (29) Class B-1 Interest Deficiency on such Remittance Date                              0.00
                                                                                     ----------------